EXHIBIT 99.1

Sprint and Sprint Communications Announce Successful Consent Solicitations

OVERLAND PARK, Kan. (BUSINESS WIRE), May 14, 2018—Sprint Corporation (NYSE: S) announced today the expiration on May 11, 2018 and results of its consent solicitation (the “Sprint Consent Solicitation”) and receipt of the consents necessary to effect certain amendments to the indenture, dated as of September 11, 2013 (as supplemented and amended, the “Sprint Indenture”), governing Sprint’s (i) 7.250% Notes due 2021 (CUSIP No. 85207UAE5) (the “Sprint 2021 Notes”), (ii) 7.875% Notes due 2023 (CUSIP No. 85207UAF2) (the “Sprint 2023 Notes”), (iii) 7.125% Notes due 2024 (CUSIP No. 85207UAH8) (the “Sprint 2024 Notes”), (iv) 7.625% Notes due 2025 (CUSIP No. 85207UAJ4) (the “Sprint 2025 Notes”) and (v) 7.625% Notes due 2026 (CUSIP No. 85207UAK1) (the “Sprint 2026 Notes” and, collectively with the Sprint 2021 Notes, the Sprint 2023 Notes, the Sprint 2024 Notes and the Sprint 2025 Notes, the “Sprint Notes”).

Sprint Communications, Inc. (“SCI”), a wholly-owned subsidiary of Sprint, also announced today the expiration on May 11, 2018 and results of its consent solicitation (the “SCI Consent Solicitation”) and receipt of the consents necessary to effect certain amendments to the indenture, dated as of November 20, 2006 (as supplemented and amended, the “SCI Indenture”), governing SCI’s (i) 7.000% Senior Notes due 2020 (CUSIP No. 852061AR1) (the “SCI 2020 Notes”), (ii) 11.500% Senior Notes due 2021 (CUSIP Nos. 852061AM2 and 852061AH3) (the “SCI 2021 Notes”) and (iii) 6.000% Senior Notes due 2022 (CUSIP No. 852061AS9) (the “SCI 2022 Notes” and, collectively with the SCI 2020 Notes and the SCI 2021 Notes, the “SCI Notes”).

Each of the Sprint Consent Solicitation and the SCI Consent Solicitation was conducted in connection with Sprint’s previously announced agreement to merge (the “Merger”) with a wholly-owned subsidiary of T-Mobile US, Inc. (“T-Mobile”), with Sprint surviving, after which Sprint is expected to become a direct or indirect wholly-owned subsidiary of T-Mobile USA, Inc. (“T-Mobile USA”), pursuant to that certain Business Combination Agreement (the “Business Combination Agreement”), dated as of April 29, 2018, among Sprint, T-Mobile, SoftBank Corp. (“SoftBank”), Deutsche Telekom AG (“Deutsche Telekom”) and the additional parties thereto (the Merger, together with the other transactions contemplated by the Business Combination Agreement, the “T-Mobile Transaction”).

Sprint Consent Solicitation

Upon the terms and subject to the conditions described in Sprint’s Consent Solicitation Statement, dated May 7, 2018 (the “Sprint Solicitation Statement”), Sprint solicited consents from holders (i) to amend the definition of “Change of Control” to exclude the T-Mobile Transaction (the “Sprint Change of Control Amendment”), (ii) to amend the definition of “Permitted Holder” to include SoftBank, T-Mobile, Deutsche Telekom and their affiliates and successors and certain groups of which they are members, (iii) to add a restriction on consolidations, mergers and transfers of all or substantially all property and assets of T-Mobile USA and (iv) to remove the restriction on transfers of all or substantially all property and assets of Sprint (collectively, the “Sprint Proposed Amendments”).

In conjunction with receiving the requisite consents, on the date hereof, Sprint and The Bank of New York Mellon Trust Company, N.A. (the “Trustee”) will execute the sixth supplemental indenture to the Sprint Indenture (such time, the “Sprint Effective Time”), pursuant to which, with respect to each series of Sprint Notes, the Sprint Change of Control Amendment will become operative at the Sprint Effective Time and the other Sprint Proposed Amendments will become operative immediately prior to the consummation of the T-Mobile Transaction. Except for the Sprint Proposed Amendments, all of the existing terms of the Sprint Notes and the Sprint Indenture will remain unchanged.

On the date hereof, Sprint will pay to Computershare Trust Company, N.A. (the “Payment Agent”) the aggregate consent payments detailed in the table below for the benefit of the holders of each series of Sprint Notes whose consents were validly delivered (and not revoked) prior to the expiration of the Sprint Consent Solicitation, pro rata based on the aggregate principal amount of the applicable series of Sprint Notes held by such consenting holders, upon the terms and subject the conditions described in the Sprint Solicitation Statement. Based on the consents received, the aggregate consent payments were allocated to the consenting holders of each series of Sprint Notes in the amounts set forth in the table below for each $1,000 principal amount of such series of Sprint Notes for which consents were validly delivered (and not revoked).

Sprint Notes	CUSIP Number	Outstanding Aggregate Principal Amount	Aggregate Consent Payment	% Principal Amount of Sprint Notes Consent Received	Approximate Consent Payment per $1,000 Principal Amount of Consenting Sprint Notes
Sprint 2021 Notes	85207UAE5	$2,250,000,000	$2,812,500	94.1539%	$1.33
Sprint 2023 Notes	85207UAF2	$4,250,000,000	$10,625,000	98.1502%	$2.55
Sprint 2024 Notes	85207UAH8	$2,500,000,000	$6,250,000	96.3092%	$2.60
Sprint 2025 Notes	85207UAJ4	$1,500,000,000	$3,750,000	97.2857%	$2.57
Sprint 2026 Notes	85207UAK1	$1,500,000,000	$3,750,000	98.4623%	$2.54

SCI Consent Solicitation

Upon the terms and subject to the conditions described in SCI’s Consent Solicitation Statement, dated May 7, 2018 (the “SCI Solicitation Statement”), SCI solicited consents from holders (i) to amend the definition of “Change of Control” to exclude the T-Mobile Transaction (the “SCI Change of Control Amendment”), (ii) to amend the definition of “Permitted Holder” to include

SoftBank, T-Mobile, Deutsche Telekom and their affiliates and successors and certain groups of which they are members, (iii) to add a restriction on consolidations, mergers and transfers of all or substantially all property and assets of T-Mobile USA and (iv) to remove the restriction on transfers of all or substantially all property and assets of SCI (collectively, the “SCI Proposed Amendments”).

In conjunction with receiving the requisite consents, on the date hereof, SCI and the Trustee will execute the thirteenth supplemental indenture to the SCI Indenture (such time, the “SCI Effective Time”), pursuant to which, with respect to each series of SCI Notes, the SCI Change of Control Amendment will become operative at the SCI Effective Time and the other SCI Proposed Amendments will become operative immediately prior to the consummation of the T-Mobile Transaction. Except for the SCI Proposed Amendments, all of the existing terms of the SCI Notes and the SCI Indenture will remain unchanged.

On the date hereof, SCI will pay to the Payment Agent the aggregate consent payments detailed in the table below for the benefit of the holders of each series of SCI Notes whose consents were validly delivered (and not revoked) prior to the expiration of the SCI Consent Solicitation, pro rata based on the aggregate principal amount of the applicable series of SCI Notes held by such consenting holders, upon the terms and subject the conditions described in the SCI Solicitation Statement. Based on the consents received, the aggregate consent payments were allocated to the consenting holders of each series of SCI Notes in the amounts set forth in the table below for each $1,000 principal amount of such series of SCI Notes for which consents were validly delivered (and not revoked).

SCI Notes	CUSIP Number	Outstanding Aggregate Principal Amount	Aggregate Consent Payment	% Principal Amount of SCI Notes Consent Received	Approximate Consent Payment per $1,000 Principal Amount of Consenting SCI Notes
SCI 2020 Notes	852061AR1	$1,500,000,000	$1,875,000	91.2677%	$1.37
SCI 2021 Notes	852061AM2 and 852061AH3	$1,000,000,000	$1,250,000	98.5449%	$1.27
SCI 2022 Notes	852061AS9	$2,280,000,000	$5,700,000	89.6543%	$2.79

In addition, at and subject to the consummation of the T-Mobile Transaction, T-Mobile and T-Mobile USA will enter into a supplemental indenture to the Sprint Indenture to provide unconditional and irrevocable guarantees in respect of each series of the Sprint Notes and a supplemental indenture to the SCI Indenture to provide unconditional and irrevocable guarantees in respect of each series of the SCI Notes (collectively, the “T-Mobile Guarantees”). No consideration is being, or will be, paid or given by holders in respect of the T-Mobile Guarantees.

This announcement is for information purposes only and is neither an offer to sell nor a solicitation of an offer to buy any series of Sprint Notes, any series of SCI Notes or any other securities.

About Sprint

Sprint is a communications services company that creates more and better ways to connect its customers to the things they care about most. Sprint served 54.6 million connections as of March 31, 2018 and is widely recognized for developing, engineering and deploying innovative technologies, including the first wireless 4G service from a national carrier in the United States; leading no-contract brands including Virgin Mobile USA, Boost Mobile and Assurance Wireless; instant national and international push-to-talk capabilities; and a global Tier 1 Internet backbone. Today, Sprint’s legacy of innovation and service continues with an increased investment to dramatically improve coverage, reliability and speed across its nationwide network and commitment to launching the first 5G mobile network in the United States.

About T-Mobile

As America’s Un-carrier, T-Mobile is redefining the way consumers and businesses buy wireless services through leading product and service innovation. T-Mobile’s advanced nationwide 4G LTE network delivers outstanding wireless experiences to 74.0 million customers who are unwilling to compromise on quality and value. Based in Bellevue, Washington, T-Mobile provides services through its subsidiaries and operates its flagship brands, T-Mobile and MetroPCS.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains certain forward-looking statements concerning Sprint, T-Mobile and the T-Mobile Transaction. All statements other than statements of fact, including information concerning future results, are forward-looking statements. These forward-looking statements are generally identified by the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “could” or similar expressions. Such forward-looking statements include, but are not limited to, statements about the benefits of the T-Mobile Transaction, including anticipated future financial and operating results, synergies, accretion and growth rates, Sprint’s, T-Mobile’s and the combined company’s plans, objectives, expectations and intentions and the expected timing of completion of the T-Mobile Transaction. There are several factors which could cause actual plans and results to differ materially from those expressed or implied in forward-looking statements. Such factors include, but are not limited to, the failure to obtain, or delays in obtaining, required regulatory approvals, and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the T-Mobile Transaction, or the failure to satisfy any of the other conditions to the T-Mobile Transaction on a timely basis or at all; the occurrence of events that may give rise to a right of one or both of the parties to terminate the Business Combination Agreement; adverse effects on the market price of Sprint’s or T-Mobile’s common stock and on Sprint’s or T-Mobile’s operating results because of a failure to complete the T-Mobile Transaction in the anticipated timeframe or at all; inability to obtain the financing contemplated to be obtained in connection with the T-Mobile Transaction on the expected terms or timing or at all; the ability of Sprint, T-Mobile and the combined company to make payments on debt or to repay existing or future indebtedness when due or to comply with the covenants contained therein; adverse changes in the ratings of Sprint’s or T-Mobile’s debt securities or adverse conditions in the credit markets; negative effects of the announcement, pendency or consummation of the T-Mobile Transaction on the market price of Sprint’s or T-Mobile’s common stock and on Sprint’s or T-Mobile’s operating results, including as a result of changes in key customer, supplier, employee or other business relationships; significant transaction costs, including financing costs, and unknown liabilities; failure to realize the expected benefits and synergies of the T-Mobile Transaction in the expected timeframes or at all; costs or difficulties related to the integration of Sprint’s network and operations into T-Mobile; the risk of litigation or regulatory actions; the inability of Sprint, T-Mobile or the combined company to retain and hire key personnel; the risk that certain contractual restrictions contained in the Business Combination Agreement during the pendency of the T-Mobile Transaction could adversely affect Sprint’s or T-Mobile’s ability to pursue business opportunities or strategic transactions; effects of changes in the regulatory environment in which Sprint and T-Mobile operate; changes in global, political, economic, business, competitive and market conditions; changes in tax and other laws and regulations; and other risks and uncertainties detailed in T-Mobile’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017 and in its subsequent reports on Form 10-Q, including in the sections thereof captioned “Risk Factors” and “Cautionary Statement Regarding Forward-Looking Statements,” as well as in its subsequent reports on Form 8-K, all of which are filed with the Securities and Exchange Commission (the “SEC”) and available at www.sec.gov and www.t-mobile.com, and in Sprint’s Annual Report on Form 10-K for the fiscal year ended March 31, 2017 and in its subsequent reports on Form 10-Q, including in the sections thereof captioned “Risk Factors” and “MD&A—Forward-Looking Statements,” as well as in its subsequent reports on Form 8-K, all of which are filed with the SEC and available at www.sec.gov and www.sprint.com. Forward-looking statements are based on current expectations and assumptions, which are subject to risks and uncertainties that may cause actual results to differ materially from those expressed in or implied by such forward-looking statements. Given these risks and uncertainties, persons reading this press release are cautioned not to place undue reliance on such forward-looking statements. Sprint and T-Mobile assume no obligation to update or revise the information contained in this press release (whether as a result of new information, future events or otherwise), except as required by applicable law.

No Offer or Solicitation / Additional Information and Where to Find It:

This press release shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

In connection with the T-Mobile Transaction, T-Mobile will file a registration statement on Form S-4, which will contain a joint consent solicitation statement of T-Mobile and Sprint, that also constitutes a prospectus of T-Mobile (the “joint consent solicitation statement/prospectus”), and each party will file other documents regarding the proposed transaction with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE JOINT CONSENT SOLICITATION STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. When final, a definitive copy of the joint consent solicitation statement/prospectus will be sent to Sprint and T-Mobile stockholders. Investors and security holders will be able to obtain the registration statement and the joint consent solicitation statement/prospectus free of charge from the SEC’s website or from Sprint or T-Mobile. The documents filed by Sprint with the SEC may be obtained free of charge at Sprint’s website, at www.sprint.com, or at the SEC’s website, at www.sec.gov. These documents may also be obtained free of charge from Sprint by requesting them by mail at Sprint Corporation, Shareholder Relations, 6200 Sprint Parkway, Mailstop KSOPHF0302-3B679, Overland Park, Kansas 66251, or by telephone at 913-794-1091. The documents filed by T-Mobile with the SEC may be obtained free of charge at T-Mobile’s website, at www.t-mobile.com, or at the SEC’s website, at www.sec.gov. These documents may also be obtained free of charge from T-Mobile by requesting them by mail at T-Mobile US, Inc., Investor Relations, 1 Park Avenue, 14th Floor, New York, NY 10016, or by telephone at 212-358-3210.

Participants in the Solicitation

Sprint and T-Mobile and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of consents in respect of the T-Mobile Transaction. Information about Sprint’s directors and executive officers is available in Sprint’s proxy statement dated June 19, 2017, for its 2017 Annual Meeting of Stockholders, and in Sprint’s subsequent reports on Form 8-K filed with the SEC on January 4, 2018 and January 17, 2018. Information about T-Mobile’s directors and executive officers is available in T-Mobile’s proxy statement dated April 26, 2018, for its 2018 Annual Meeting of Stockholders. Other information regarding the participants in the consent solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint consent solicitation statement/prospectus and other relevant materials to be filed with the SEC regarding the acquisition when they become available. Investors should read the joint consent solicitation statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from Sprint or T-Mobile as indicated above.